EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the “Report”) of ARC Wireless Solutions, Inc. (the “Company”) for the quarter ended March 31, 2009, each of the undersigned Jason Young, the Chief Executive Officer of the Company, and Steve Olson, the Chief Technology Officer (acting as Chief Financial Officer) of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigneds’knowledge and belief:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2009	/s/ Jason Young
Jason Young Chief Executive Officer

Date: May 15, 2009	/s/ Steve Olson
Steve Olson Chief Technology Officer (acting as Chief Financial Officer)